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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 20, 2004
                                                         ----------------



                           NOBLE INTERNATIONAL, LTD.
                          --------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       001-13581                 38-3139487
---------------------          -----------------------    -------------------
(State or other jurisdiction     (Commission File          (IRS Employer
of incorporation)                 Number)                   Identification No.)




                     28213 Van Dyke Avenue, Warren, MI 48093
                 ----------------------------------------------
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (586) 751-5600








         (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.  The following exhibit is being furnished herewith:

            99.      Noble International, Ltd. press release, dated April
                     20, 2004.

ITEM 9. REGULATION FD DISCLOSURE (information furnished in this Item 9 is furnished under Item 12).

              On April 20, 2004, Noble International, Ltd. issued a press release announcing its First quarter 2004 earnings of $0.36 per diluted share from continuing operations. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K. The information contained in this Item 9 of this Current Report on Form 8-K of Noble International, Ltd is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with the guidance provided under Release No. 34-47583.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NOBLE INTERNATIONAL, LTD.,
                                             a Delaware corporation
                                             (Registrant)



Date: April 22, 2004                        By: /s/ Michael C. Azar
                                                ------------------------------
                                                 Michael C. Azar
                                                 Secretary and General Counsel


                                       2


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                                 EXHIBIT INDEX

 NO.               DESCRIPTION
----               ------------
 99.               Noble International, Ltd. Press Release, dated April
                   20, 2004.